UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ---------------------

                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Act of 1934 Date of
           Report (Date of earliest event reported): January 11, 2005

                      SECURED DIVERSIFIED INVESTMENT, LTD.
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             (Exact name of registrant as specified in its charter)
                                     Nevada

         (State or other jurisdiction of incorporation or organization)

   0-30653                                      80-0068489
   (Commission File Number)                  (IRS Employer Identification No.)

    5030 Campus Drive
     Newport Beach, California                             92660
  (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code: (949) 851-1069

Item 5.02. Termination of Officer.

      On January 11, 2005, the Compensation Committee of the Board of Directors of the Company terminated the employment of Luis Leon and his position as Chief Executive Officer. The Company and Mr. Leon are negotiating a resolution of all employment related matters.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2005

SECURED DIVERSIFIED INVESTMENT, LTD.

By: /s/CLIFFORD L. STRAND
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Clifford L. Strand, President